The Grocery REITPhillips Edison-ARC Grocery Center REIT II 1 Phillips Edison Grocery Center REIT I, Inc. Second Quarter 2016 Results www.grocerycenterREIT1.com DST: 888.518.8073 Griffin Capital Services: 866.788.8614

The Grocery REITPhillips Edison-ARC Grocery Center REIT II 2 Agenda • Portfolio & Results • Financial Performance • Other Updates R. Mark Addy - President and COO

The Grocery REITPhillips Edison-ARC Grocery Center REIT II 3 Forward-Looking Statement Disclosure This presentation and the corresponding call may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements include, but are not limited to, statements related to the Company’s expectations regarding the performance of its business, its financial results, its liquidity and capital resources, the quality of the Company’s portfolio of grocery anchored shopping centers and other non-historical statements. You can identify these forward-looking statements by the use of words such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “seeks,” “approximately,” “projects,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties, such as the risks that retail conditions may adversely affect our base rent and, subsequently, our income, and that our properties consist primarily of retail properties and our performance, therefore, is linked to the market for retail space generally, as well as other risks described under the section entitled "Risk Factors" in the Company's Annual Report on Form 10-K for the year ended December 31, 2015, and the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2016, as such factors may be updated from time to time in the Company’s periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this presentation, the corresponding call and in the Company’s filings with the SEC. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, or otherwise.

The Grocery REITPhillips Edison-ARC Grocery Center REIT II 4 Q2 2016 Portfolio Highlights • 149 properties • 28 states • 25 leading grocery anchors • 16 million square feet • 96.1% occupied • 79.3% of rents from grocer, national and regional tenants Information as of 6/30/2016.

The Grocery REITPhillips Edison-ARC Grocery Center REIT II 5 Q2 2016 Portfolio Highlights Grocer % of ABR # ofLocations Kroger 8.5% 37 Publix 7.8% 31 Albertsons-Safeway 4.4% 13 Ahold USA 3.4% 6 Giant Eagle 2.8% 7 Top 5 Grocers by % of Annualized Base Rent Annualized Base Rent by Tenant Type Annualized Base Rent by Tenant Industry We calculate annualized base rent as monthly contractual rent as of June 30, 2016, multiplied by 12 months. Grocery 41.5% National and Regional 37.8% Local 20.7% Grocery 41.5% Retail Stores 21.9% Services 22.6% Restaurants 14.0%

The Grocery REITPhillips Edison-ARC Grocery Center REIT II 6 Name Location Grocer GLA Northwoods Crossing Taunton, MA BJ's Wholesale Club 159,562 Murphy Marketplace Murphy, TX Sprouts 217,832 Thompson Valley Outparcel Loveland, CO King Soopers 11,920 Q2 2016 Acquisition Highlights

The Grocery REITPhillips Edison-ARC Grocery Center REIT II 7 Year to Date 2016 Same-Center(1) Net Operating Income Three Months Ended June 30, Six Months Ended June 30, (in thousands) 2016 2015 $ Change % Change 2016 2015 $ Change % Change Revenues: Rental income(2) $ 41,794 $ 40,516 $ 1,278 $ 83,865 $ 81,138 $ 2,727 Tenant recovery income 14,194 12,184 2,010 28,750 25,357 3,393 Other property income 229 317 (88) 375 615 (240) 56,217 53,017 3,200 6.0% 112,990 107,110 5,880 5.5% Operating expenses: Property operating expenses 8,750 7,801 949 18,027 17,255 772 Real estate taxes 8,288 7,775 513 16,726 15,315 1,411 17,038 15,576 1,462 9.4% 34,753 32,570 2,183 6.7% Total Same-Center NOI $ 39,179 $ 37,441 $ 1,738 4.6% $ 78,237 $ 74,540 $ 3,697 5.0% (1) Represents 133 properties that we owned and operated prior to January 1, 2015, excluding five properties classified as redevelopment. (2) Excludes straight-line rental income and the net amortization of above- and below-market leases.

The Grocery REITPhillips Edison-ARC Grocery Center REIT II 8 Q2 2016 Financial Performance Three Months Ended June 30, Six Months Ended June 30, (In thousands) 2016 2015 $ Change(1) % Change 2016 2015 $ Change(1) % Change Net Income Attributable to Stockholders $ 560 $ 5,370 $ (4,810) (89.6)% $ 2,779 $ 10,341 $ (7,562) (73.1)% Funds from Operations (FFO) 26,150 30,265 (4,115) (13.6)% 53,688 59,632 (5,944) (10.0)% Modified Funds from Operations (MFFO) 25,895 29,581 (3,686) (12.5)% 51,737 58,751 (7,014) (11.9)% (1) For the three and six months ended June 30, 2016, the variance in net income, FFO, and MFFO was primarily related to an increase of $4.7 million and $9.3 million, respectively, in cash asset management fees as a result of the change in asset management fee structure in October 2015, partially offset by growth in property income.

The Grocery REITPhillips Edison-ARC Grocery Center REIT II 9 Debt Profile as of June 30, 2016 • Debt to Total Enterprise Value: 31.9%* • Weighted-Average Interest Rate: 3.2% • Weighted-Average Years to Maturity: 3.1 • Fixed-rate debt: 71.0% • Variable-rate debt: 29.0% *Calculated as net debt (total debt, excluding below-market debt adjustments and deferred financing costs, less cash and cash equivalents) as a percentage of enterprise value (equity value, calculated as total common shares and OP units outstanding multiplied by the estimated value per share of $10.20, plus net debt).

The Grocery REITPhillips Edison-ARC Grocery Center REIT II 10 Company Updates • Reaffirmed estimated net asset value per share of $10.20 as of March 31, 2016* • Completed Tender Offer • Share Repurchase Program Status • Partnered with Griffin Capital Corporation * Please note that the estimated value per share is not intended to represent an enterprise or liquidation value of our company. It is important to remember that the estimated value per share may not reflect the amount you would obtain if you were to sell your shares or if we liquidated our assets. Further, the estimated NAV per share is as of a moment in time, and the value of our shares and assets may change over time as a result of several factors including, but not limited to, future acquisitions or dispositions, other developments related to individual assets, and changes in the real estate and capital markets, and we do not undertake to update the estimated NAV per share to account for any such events. You should not rely on the estimated NAV per share as being an accurate measure of the then-current value of your shares in making a decision to buy or sell your shares, including whether to participate in our dividend reinvestment plan or our share repurchase program. For a description of the methodology and assumptions used to determine the estimated NAV per share, see the current Report on Form 8-K filed with the U.S. Securities and Exchange Commission on April 15, 2016.

The Grocery REITPhillips Edison-ARC Grocery Center REIT II 11 Appendix

Reconciliation of Non-GAAP Financials

We present Same-Center Net Operating Income ("Same-Center NOI") as a supplemental measure of our performance. We define Net Operating Income ("NOI") as total operating revenues less property operating expenses, real estate taxes, and non-cash revenue items. Same-Center NOI represents the NOI for the 133 properties that were operational for the entire portion of both comparable reporting periods, were not acquired during or subsequent to the comparable reporting periods, and were not classified as redevelopment. We believe that NOI and Same-Center NOI provide useful information to our investors about our financial and operating performance because each provides a performance measure of the revenues and expenses directly involved in owning and operating real estate assets and provides a perspective not immediately apparent from net income. Because Same-Center NOI excludes the change in NOI from properties acquired after December 31, 2014, it highlights operating trends such as occupancy levels, rental rates, and operating costs on properties that were operational for both comparable periods. Other REITs may use different methodologies for calculating Same-Center NOI, and accordingly, our Same-Center NOI may not be comparable to other REITs.

Same-Center NOI should not be viewed as an alternative measure of our financial performance since it does not reflect the operations of our entire portfolio, nor does it reflect the impact of general and administrative expenses, acquisition expenses, interest expense, depreciation and amortization, other income, or the level of capital expenditures and leasing costs necessary to maintain the operating performance of our properties that could materially impact our results from operations.

The table below is a comparison of the Same-Center NOI for the three and six months ended June 30, 2016 and 2015 (in thousands):

	Three Months Ended June 30,				Six Months Ended June 30,			
(in 000s)	2016	2015	$ Change	% Change	2016	2015	$ Change	% Change
Revenues:								
Rental income[(1)]	$ 41,794	$ 40,516	$ 1,278		$ 83,865	$ 81,138	$ 2,727	
Tenant recovery income	14,194	12,184	2,010		28,750	25,357	3,393	
Other property income	229	317	(88)		375	615	(240)	
	56,217	53,017	3,200	6.0%	112,990	107,110	5,880	5.5%
Operating expenses:								
Property operating expenses	8,750	7,801	949		18,027	17,255	772	
Real estate taxes	8,288	7,775	513		16,726	15,315	1,411	
	17,038	15,576	1,462	9.4%	34,753	32,570	2,183	6.7%
Total Same-Center NOI	$ 39,179	$ 37,441	$ 1,738	4.6%	$ 78,237	$ 74,540	$ 3,697	5.0%

(1) Excludes straight-line rental income and the net amortization of above- and below-market leases.

PHILLIPS EDISON
GROCERY CENTER REIT I

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Reconciliation of Non-GAAP Financials

Below is a reconciliation of net income (loss) to Same-Center NOI for the six months ended June 30, 2016 and 2015 (in thousands):

	Three Months Ended June 30,		Six Months Ended June 30,	
	2016	2015	2016	2015
Net income	$ 583	$ 5,461	$ 2,836	$ 10,500
Adjusted to exclude:				
Interest expense, net	7,574	7,543	15,333	14,337
Other expense, net	42	5	158	125
General and administrative expenses	8,461	2,509	16,014	4,871
Acquisition expenses	1,502	1,487	1,522	3,222
Depreciation and amortization	25,977	25,271	51,683	50,001
Net amortization of above- and below-market leases	(310)	(176)	(582)	(354)
Straight-line rental income	(814)	(1,361)	(1,725)	(2,605)
NOI	43,015	40,739	85,239	80,097
Less: NOI from centers excluded from Same-Center	(3,836)	(3,298)	(7,002)	(5,557)
Total Same-Center NOI	$ 39,179	$ 37,441	$ 78,237	$ 74,540

Funds from Operations and Modified Funds from Operations

Funds from operations ("FFO") is a non-GAAP performance financial measure that is widely recognized as a measure of REIT operating performance. We use FFO as defined by the National Association of Real Estate Investment Trusts ("NAREIT") to be net income (loss), computed in accordance with accounting principles generally accepted in the United States of America ("GAAP") excluding extraordinary items, as defined by GAAP, and gains (or losses) from sales of depreciable real estate property (including deemed sales and settlements of pre-existing relationships), plus depreciation and amortization on real estate assets and impairment charges, and after related adjustments for unconsolidated partnerships, joint ventures and noncontrolling interests. We believe that FFO is helpful to our investors and our management as a measure of operating performance because, when compared year to year, it reflects the impact on operations from trends in occupancy rates, rental rates, operating costs, development activities, general and administrative expenses, and interest costs, which are not immediately apparent from net income.

PHILLIPS EDISON
GROCERY CENTER REIT I

13

The Grocery REITPhillips Edison-ARC Grocery Center REIT II 14 Reconciliation of Non-GAAP Financials   Since the definition of FFO was promulgated by NAREIT, GAAP has expanded to include several new accounting pronouncements, such that management and many investors and analysts have considered the presentation of FFO alone to be insufficient. Accordingly, in addition to FFO, we use modified funds from operations (“MFFO”), which excludes from FFO the following items: • acquisition fees and expenses; • straight-line rent amounts, both income and expense; • amortization of above- or below-market intangible lease assets and liabilities; • amortization of discounts and premiums on debt investments; • gains or losses from the early extinguishment of debt; • gains or losses on the extinguishment of derivatives, except where the trading of such instruments is a fundamental attribute of our operations; • gains or losses related to fair-value adjustments for derivatives not qualifying for hedge accounting; and • adjustments related to the above items for joint ventures and noncontrolling interests and unconsolidated entities in the application of equity accounting. We believe that MFFO is helpful in assisting management and investors with the assessment of the sustainability of operating performance in future periods and, in particular, after our acquisition stage is complete, because MFFO excludes acquisition expenses that affect operations only in the period in which the property is acquired. Thus, MFFO provides helpful information relevant to evaluating our operating performance in periods in which there is no acquisition activity.

The Grocery REITPhillips Edison-ARC Grocery Center REIT II 15 Reconciliation of Non-GAAP Financials Neither FFO nor MFFO should be considered as an alternative to net income (loss) or income (loss) from continuing operations under GAAP, nor as an indication of our liquidity, nor is either of these measures indicative of funds available to fund our cash needs, including our ability to fund distributions. MFFO may not be a useful measure of the impact of long-term operating performance on value if we do not continue to operate our business plan in the manner currently contemplated. Accordingly, FFO and MFFO should be reviewed in connection with other GAAP measurements. FFO and MFFO should not be viewed as more prominent measures of performance than our net income or cash flows from operations prepared in accordance with GAAP. Our FFO and MFFO as presented may not be comparable to amounts calculated by other REITs.The following section presents our calculation of FFO and MFFO and provides additional information related to our operations.

The Grocery REITPhillips Edison-ARC Grocery Center REIT II 16 Reconciliation of Non-GAAP Financials Three Months Ended June 30, Six Months Ended June 30,   (in 000s) 2016 2015 2016 2015 Calculation of FFO Net income attributable to stockholders $ 560 $ 5,370 $ 2,779 $ 10,341 Adjustments: Depreciation and amortization of real estate assets 25,977 25,271 51,683 50,001 Noncontrolling interest (387) (376) (774) (710) FFO attributable to common stockholders $ 26,150 $ 30,265 $ 53,688 $ 59,632 Calculation of MFFO FFO attributable to common stockholders $ 26,150 $ 30,265 $ 53,688 $ 59,632 Adjustments: Acquisition expenses 1,522 3,222 1,522 3,222 Net amortization of above- and below-market leases (582) (354) (582) (354) Write-off of unamortized deferred financing fees 56 93 105 140 Straight-line rental income (1,725) (2,605) (1,725) (2,605) Amortization of market debt adjustment (1,169) (1,322) (1,169) (1,322) Change in fair value of derivatives (21) (70) 32 (23) Noncontrolling interest 43 61 43 61 MFFO attributable to common stockholders $ 24,274 $ 29,290 $ 51,914 $ 58,751 Earnings per common share: Basic: Weighted-average common shares outstanding 183,514 184,342 182,880 183,669 Net income per share $ 0.00 $ 0.03 $ 0.02 $ 0.06 FFO per share 0.14 0.16 0.29 0.32 MFFO per share 0.14 0.16 0.28 0.32 Diluted: Weighted-average common shares outstanding 186,299 187,127 185,665 187,127 Net income per share $ 0.00 $ 0.03 $ 0.01 $ 0.06 FFO per share 0.14 0.16 0.29 0.32 MFFO per share 0.14 0.16 0.28 0.32

The Grocery REITPhillips Edison-ARC Grocery Center REIT II 17 Thank You www.grocerycenterREIT1.com DST: 888.518.8073 Griffin Capital Services: 866.788.8614